EXHIBIT 4.2

EXXON MOBIL CORPORATION
ExxonMobil
EXXON MOBIL CORPORATION INCORPORATED UNDER THE LAWS OF NEW JERSEY
THIS CERTIFIES THAT
IS THE OWNER OF
CHAIRMAN OF THE BOARD
TREASURER
DATED:
COUNTERSIGNED AND REGISTERED COMPUTERSHARE TRUST COMPANY, N.A. TRANSFER AGENT AND REGISTRAR
BY:
AUTHORIZED SIGNATURE
WITHOUT PAR VALUE
CUSIP 302316 10 2
SEE REVERSE FOR CERTAIN DEFINITIONS
COMMON STOCK
THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ AND COLLEGE STATION, TX
shares of the fully paid and non-assessable Common Stock of Exxon Mobil Corporation, transferable on the books of the Corporation in person or by duly authorized attorney upon the surrender of the Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar Witness the signatures of the duly authorized officers.
E 375105
NUMBER
SHARES
AMERICAN BANK NOTE COMPANY.
@1999 EXXON MOBIL CORPORATION

EXXON MOBIL CORPORATION

INCORPORATED UNDER THE LAWS OF NEW JERSEY

The Corporation will furnish to any shareholder, upon request and without charge, a full statement (a) of the designations, relative rights, preferences and limitations of the shares of each class and series authorized to be issued, so far as the same have been determined, and (b) of the authority of the Board to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—		Custodian
TEN ENT	—	as tenants by the entireties		(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants		under Uniform Gifts to Minors Act
		in common		(State)
TOD	—	Transfer On Death	UNIF TRANS MIN ACT—		Custodian
				(Cust)		(Minor)
under Uniform Transfers to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.

For value received,                                          hereby sell, assign and transfer unto

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE
Name	PLEASE INSERT SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE

Street

SHARES
City, State and Zip Code

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE
Name	PLEASE INSERT SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE

Street

SHARES
City, State and Zip Code

PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE
Name	PLEASE INSERT SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE

Street

SHARES
City, State and Zip Code

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint                                                                       Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,	NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.	X	(SIGNATURE)
		X	(SIGNATURE)

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY:

SIGNATURE GUARANTOR MUST PLACE MEDALLION IN THIS BOX